UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-02715

Exact name of registrant as specified in charter:	Delaware Group® State Tax-Free Income Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	February 28

Date of reporting period:	November 30, 2008

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free Pennsylvania Fund

November 30, 2008

	Principal
	Amount	Value
Municipal Bonds – 98.09%
Corporate Revenue Bonds – 8.51%
Allegheny County Industrial Development Authority Environmental Improvement Revenue
Refunding (USX 2nd Project) 5.50% 12/1/29	$13,000,000	$9,526,010
Beaver County Industrial Development Authority Pollution Control Revenue Refunding
(Atlantic Richfield Project) 5.95% 7/1/21	5,100,000	5,030,895
•(Firstenergy General Corp.) Series C 7.125% 6/1/28 (AMT)	2,500,000	2,489,600
•Bucks County Industrial Development Authority Environmental Improvement Revenue
(USX Project) 5.40% 11/1/17	2,250,000	2,167,290
Carbon County Industrial Development Authority Resource Recovery Revenue Refunding
(Panther Creek Partners Project) 6.65% 5/1/10 (AMT)	4,035,000	4,093,790
Dauphin County Industrial Development Authority Water Revenue Refunding (Dauphin Consolidated
Water Supply Project) Series B 6.70% 6/1/17	1,750,000	2,028,513
Delaware County Industrial Development Authority Water Facilities Revenue (Philadelphia
Suburban Water Project) 6.00% 6/1/29 (MBIA) (FGIC) (AMT)	3,000,000	2,567,310
Indiana County Industrial Development Authority Pollution Control Revenue Refunding
(PSE&G Power Project) 5.85% 6/1/27 (AMT)	3,000,000	2,304,960
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue
(Proctor & Gamble Paper Project) 5.375% 3/1/31 (AMT)	11,000,000	9,807,929
		40,016,297
Education Revenue Bonds – 12.41%
Allegheny County Higher Education Building Authority Revenue
(Carnegie Mellon University Project) 5.25% 3/1/32	1,900,000	1,818,699
(Chatham College Project)
Series A 5.85% 3/1/22	620,000	545,563
Series A 5.95% 3/1/32	1,000,000	813,170
Series B 5.75% 11/15/35	4,000,000	3,106,000
Delaware County Authority College Revenue Refunding (Eastern College Project) Series B
5.50% 10/1/19	4,175,000	3,533,428
5.50% 10/1/24	2,850,000	2,219,295
(Haverford College Project) 5.75% 11/15/29	1,875,000	1,889,644
Erie Higher Education Building Authority College Revenue Refunding
(Mercyhurst College Project) Series B 5.00% 3/15/23	750,000	586,335
Lehigh County General Purpose Authority Revenue (Desales University Project) 5.125% 12/15/23 (RADIAN)	5,000,000	4,305,150
Lycoming County Authority College Revenue (Pennsylvania College of Technology Project)
5.375% 7/1/30 (AMBAC)	5,000,000	4,693,150
Pennsylvania Economic Development Financing Authority School Revenue
(Germantown Friends School Project) 5.35% 8/15/31	2,820,000	2,613,745
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(Drexel University Project) Series A
5.20% 5/1/29	1,500,000	1,372,245
5.20% 5/1/32	1,000,000	893,090
(Edinboro University Student Housing)
5.875% 7/1/38	3,500,000	2,515,135
6.00% 7/1/42	1,400,000	1,007,986
(Lafayette College Project) 6.00% 5/1/30	2,500,000	2,559,425
(Philadelphia University Project) 5.00% 6/1/35	1,665,000	1,127,405
(Thomas Jefferson University Project)
Series B 4.125% 9/1/26 (AMBAC)	1,000,000	799,890
Un-Refunded Balance 5.00% 1/1/29	1,610,000	1,454,716
(Ursinus College) 5.125% 1/1/33 (RADIAN)	2,000,000	1,670,580

Philadelphia Industrial Development Authority Revenue
(First Philadelphia Charter) Series A 5.75% 8/15/32	4,000,000	2,880,320
Philadelphia Redevelopment Authority Revenue
(Beech Student Housing Complex Project) Series A
5.50% 7/1/35 (ACA)	1,500,000	980,700
5.625% 7/1/28 (ACA)	1,000,000	705,510
Swarthmore Borough Authority College Revenue (Swarthmore College Project) 5.00% 9/15/31	15,000,000	14,273,999
		58,365,180
Electric Revenue Bonds – 1.27%
^Philadelphia Gas Works Revenue (Capital Appreciation) Series 11-C 6.884% 1/1/12 (AMBAC)	2,500,000	2,203,125
Puerto Rico Electric Power Authority Revenue Series WW 5.00% 7/1/28	4,800,000	3,758,832
		5,961,957
Escrowed to Maturity Bonds – 8.18%
Delaware County Authority Health Facilities Revenue (Mercy Health Project) 6.00% 12/15/26	3,500,000	3,582,320
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(University of the Arts Project) 5.20% 3/15/25 (RADIAN)	4,490,000	4,603,058
Philadelphia Hospitals & Higher Education Facilities Authority Revenue
(Presbyterian Medical Center Project) 6.65% 12/1/19	13,000,000	15,344,680
Philadelphia Industrial Development Commercial Authority Revenue
(Girard Estates Facilities Leasing Project) 5.00% 5/15/27	4,500,000	4,383,495
Pittsburgh Urban Development Water & Sewer Authority Revenue
(Crossover Refunding Projects) 7.25% 9/1/14 (FGIC)	6,095,000	6,891,495
Southcentral General Authority Revenue (Wellspan Health Obligated Project) 5.625% 5/15/26	3,610,000	3,663,572
		38,468,620
Health Care Revenue Bonds – 13.61%
Allegheny County Hospital Development Authority Revenue (Ohio Valley General Hospital
Project) Series A 5.125% 4/1/35	1,750,000	1,134,455
(University of Pittsburgh Medical Center) Series A
5.00% 9/1/17	4,500,000	4,446,945
5.00% 9/1/16	3,000,000	2,996,700
Berks County Municipal Authority Revenue (Health Care Reading Hospital Pooled Financing
Project) 5.00% 3/1/28	11,750,000	10,111,345
Chester County Health & Educational Facilities Authority Revenue (Jefferson Health Systems
Project) Series B 5.375% 5/15/27	14,270,000	12,993,120
Cumberland County Municipal Authority Revenue (Diakon Lutheran Ministries Project) 5.00% 1/1/36	2,500,000	1,616,575
Lancaster County Hospital Authority Revenue
(Brethren Village Project) Series A 6.50% 7/1/40	3,000,000	2,241,120
(Health Center-Willow Valley Retirement Project) 5.875% 6/1/31	2,100,000	1,807,764
Montgomery County Higher Education & Health Authority Revenue
(Abington Memorial Hospital) Series A 5.125% 6/1/32	6,500,000	4,708,015
Montgomery County Industrial Development Authority Revenue
(Acts Retirement Communities) Series A 4.50% 11/15/36	3,000,000	1,764,540
(Foulkeways at Gwynedd Project) Series A
5.00% 12/1/24	1,000,000	768,840
5.00% 12/1/30	1,500,000	1,064,520
Mount Lebanon Hospital Authority Revenue (St. Clair Memorial Hospital Project) Series A 5.625% 7/1/32	4,500,000	3,517,245
Pennsylvania Economic Development Financing Authority Revenue
(Dr. Gertrude A. Barber Center Project) 5.90% 12/1/30 (RADIAN)	2,250,000	1,795,500
Pennsylvania Higher Educational Facilities Authority Revenue
(UPMC Health Systems Project) Series A 6.00% 1/15/31	10,000,000	9,695,700
Philadelphia Hospitals & Higher Education Facilities Authority Revenue
(Temple University Health System) Series B 5.50% 7/1/30	5,000,000	3,345,000
		64,007,384
Housing Revenue Bonds – 1.77%
Allegheny County Residential Finance Authority Single Family Mortgage Revenue
Series II-2 5.90% 11/1/32 (GNMA) (AMT)	670,000	592,729
Series KK-2 5.40% 5/1/26 (GNMA) (AMT)	2,540,000	2,216,302

Pennsylvania Housing Finance Agency Single Family Mortgage Revenue
Series 66A 5.65% 4/1/29 (AMT)	415,000	415,071
Series 94-A 5.15% 10/1/37 (AMT)	4,500,000	3,464,730
Philadelphia Industrial Development Authority Revenue (Germantown Senior Living
Presbyterian Homes Project) Series A 5.625% 7/1/35	2,295,000	1,654,397
		8,343,229
Lease Revenue Bonds – 4.43%
Allegheny County Industrial Development Authority Lease Revenue (Residential Resource Project)
5.10% 9/1/26	1,370,000	1,035,419
5.125% 9/1/31	1,375,000	981,956
Pennsylvania Industrial Development Authority Revenue Refunding (Economic Development) 5.50% 7/1/23	5,000,000	4,867,750
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities) Series M-2 5.50% 7/1/35 (AMBAC)	2,100,000	2,015,223
Un-Refunded Balance Series I 5.25% 7/1/33	15,500,000	11,936,085
		20,836,433
Local General Obligation Bonds – 1.37%
Bucks County Industrial Development Authority Multifamily Housing County-Guaranteed
Revenue (New Hope Manor Project) Series A
5.40% 3/1/22 (AMT)	1,265,000	1,163,028
5.50% 3/1/41 (AMT)	5,340,000	4,296,618
Greater Johnstown School District Series C 5.125% 8/1/25 (MBIA)	1,000,000	960,380
		6,420,026
§Pre-Refunded Bonds – 22.54%
Allegheny County Redevelopment Authority Tax Increment Revenue (Waterfront Project)
Series B 6.40% 12/15/18-10	1,500,000	1,639,860
Erie Water Authority Revenue Series A 5.125% 12/1/25-11 (MBIA)	4,000,000	4,340,960
Lancaster County Hospital Authority Revenue (General Hospital Project) 5.50% 3/15/26-13	3,000,000	3,324,150
Lancaster Industrial Development Authority Revenue (Garden Spot Village Project) Series A 7.625% 5/1/31-10	1,650,000	1,801,041
McGuffey School District 5.125% 8/1/31-11 (FGIC)	2,000,000	2,155,160
Monroe County Hospital Authority Revenue (Pocono Medical Center Project) 6.00% 1/1/43-14	6,710,000	7,655,439
Montgomery County Higher Education & Health Authority Revenue (Catholic Health East)
Series C 5.50% 11/15/24-14	1,150,000	1,309,287
Norwin School District 6.00% 4/1/30-10 (FGIC)	2,000,000	2,112,300
Pennsylvania Higher Education Assistance Agency Capital Acquisition 5.875% 12/15/30-10 (MBIA)	7,385,000	7,976,760
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(Thomas Jefferson University Project) 5.00% 1/1/29-13	3,390,000	3,701,711
Pennsylvania State Public School Building Authority Revenue (Lehigh Career & Technical Institute Project)
5.125% 10/1/28-13 (FGIC)	2,800,000	3,086,580
5.25% 10/1/32-13 (FGIC)	2,140,000	2,369,943
Philadelphia Hospitals & Higher Educational Facilities Authority Revenue
(Chestnut Hill College Project) 6.00% 10/1/29-09	4,360,000	4,616,194
Philadelphia Industrial Development Authority Lease Revenue Series B 5.25% 10/1/30-11 (FSA)	4,510,000	4,920,636
Pittsburgh Water & Sewer Authority Revenue (1st Lien) 5.125% 12/1/31-12 (AMBAC)	10,000,000	10,810,300
Puerto Rico Commonwealth Highway & Transportation Authority Revenue
Series G 5.00% 7/1/33-13	1,970,000	2,182,799
Series G 5.00% 7/1/42-13	3,280,000	3,634,306
Series J 5.00% 7/1/34-14	3,550,000	3,968,119
Puerto Rico Public Buildings Authority Revenue (Guaranteed Government Facilities) Series I 5.25% 7/1/33-14	235,000	257,903
Southcentral General Authority Revenue (Wellspan Health Obligated Project) 5.625% 5/15/26-11	16,390,000	17,909,188
St. Mary Hospital Authority Health System Revenue (Catholic Health East Project) Series B 5.375% 11/15/34-14	9,750,000	10,988,834
West Cornwall Township Municipal Authority Revenue (Elizabethtown College Project) 6.00% 12/15/27-11	1,615,000	1,791,972
Westmoreland County Municipal Authority Service Revenue 5.25% 8/15/28-15 (FSA)	3,000,000	3,391,590
		105,945,032
Special Tax Revenue Bonds – 0.23%
Allegheny County Redevelopment Authority Tax Increment Revenue (Waterfront Project) Series B 6.00% 12/15/10	400,000	413,704
•Washington County Redevelopment Authority Revenue (Victory Centre Project-Tanger) Series A 5.45% 7/1/35	1,000,000	674,560
		1,088,264
State General Obligation Bond – 0.67%
Puerto Rico Commonwealth Public Improvement Refunding Series A 5.25% 7/1/15	3,250,000	3,160,820
		3,160,820

Transportation Revenue Bonds – 8.76%
Allegheny County Airport Revenue Refunding (Pittsburgh International Airport Project)
Series A 5.75% 1/1/14 (MBIA) (AMT)	6,910,000	6,869,024
Delaware River Port Authority (Pennsylvania & New Jersey Port District Project) Series B 5.70% 1/1/21 (FSA)	8,560,000	8,601,686
Erie Western Port Authority General Revenue 6.25% 6/15/10 (AMT)	565,000	559,548
Lehigh Northampton Airport Authority Revenue (Lehigh Valley Airport Project) Series A
6.00% 5/15/25 (MBIA) (AMT)	1,525,000	1,365,638
6.00% 5/15/30 (MBIA) (AMT)	2,700,000	2,344,545
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Amtrak Project) Series A 6.375% 11/1/41 (AMT)	5,000,000	3,861,100
Pennsylvania Economic Development Financing Authority Revenue
(30th Street Station Garage Project) 5.875% 6/1/33 (ACA) (AMT)	4,500,000	3,541,365
Pennsylvania Turnpike Commission Revenue Series R 5.00% 12/1/30 (AMBAC)	2,500,000	2,230,350
Philadelphia Industrial Development Authority Revenue (Sub-Air Cargo Project) Series A 7.50% 1/1/25 (AMT)	2,500,000	2,214,950
Puerto Rico Commonwealth Highway & Transportation Authority Revenue
Series AA 5.50% 7/1/18 (MBIA)	8,000,000	7,640,880
Un-Refunded Balance Series G
5.00% 7/1/33	1,030,000	763,869
5.00% 7/1/42	1,720,000	1,201,145
		41,194,100
Water & Sewer Revenue Bonds – 14.34%
Cambridge Area Joint Authority Guaranteed Sewer Revenue
5.625% 12/1/28	1,150,000	998,568
6.00% 12/1/37	1,000,000	848,370
Philadelphia Water & Waste Revenue Refunding 5.25% 12/15/14 (AMBAC)	62,000,000	65,561,900
		67,408,838
Total Municipal Bonds (cost $485,129,279)		461,216,180

Short-Term Investment – 0.06%
•Variable Rate Demand Note – 0.06%
Allegheny County Industrial Development Authority Revenue (Zoological Society) Series A 0.78% 6/1/19	300,000	300,000
Total Short-term Investment (cost $300,000)		300,000

Total Value of Securities – 98.15%
(cost $485,429,279)		461,516,180
Receivables and Other Assets Net of Liabilities (See Notes) – 1.85%		8,700,456
Net Assets Applicable to 65,564,712 Shares Outstanding – 100.00%		$470,216,636

^Zero coupon security. The rate shown is the yield at the time of purchase.
§Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."
•Variable rate security. The rate shown is the rate as of November 30, 2008.

Summary of Abbreviations:
ACA – Insured by American Capital Access
AMBAC – Insured by the AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
FGIC – Insured by the Financial Guaranty Insurance Company
FSA – Insured by Financial Security Assurance
GNMA – Insured by Government National Mortgage Association
MBIA – Insured by the Municipal Bond Insurance Association
RADIAN – Insured by Radian Asset Assurance

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group® State Tax-Free Income Trust - Delaware Tax-Free Pennsylvania Fund (Fund).

Security Valuation – Long-term debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or new events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools ("international fair value pricing").

Federal Income Taxes – The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting - Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments is allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

2. Investments
At November 30, 2008, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At November 30, 2008, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$485,429,118
Aggregate unrealized appreciation	14,899,846
Aggregate unrealized depreciation	(38,812,784)
Net unrealized deprecation	$(23,912,938)

For federal income tax purposes, at February 29, 2008, capital loss carryforwards of $10,140,218 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $8,323,306 expires in 2009, $1,161,652 expires in 2010, $316,507 expires in 2014 and $338,753 expires in 2016.

Effective March 1, 2007, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets
Level 2 - inputs that are observable, directly or indirectly
Level 3 - inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund's investments by the above FAS 157 fair value hierarchy levels as of November 30, 2008:

Securities
Level 1	$-
Level 2	461,516,180
Level 3	-
Total	$461,516,180

There were no Level 3 securities at the beginning or end of the period.

3. Credit and Market Risk
The Fund concentrates their investments in securities issued by Pennsylvania’s municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At November 30, 2008, 26.00% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding." Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Fund's Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. As of November 30, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: